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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 3, 2001
                                                  ------------------

                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)

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
               DELAWARE                                                                      77-0250147
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( State or other jurisdiction of               (Commission File Number)            (I.R.S. Employer Identification
incorporation)                                                                                 Number)
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                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 774-4000
                                                    --------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On January 3, 2001, General Magic, Inc., the Registrant, issued a press release announcing that Kathleen M. Layton has joined the Company as Chief Executive Officer and President and will serve on its Board of Directors. Ms. Layton replaces Steven Markman as President and Chief Executive Officer. Dr. Markman will continue to serve as Chairman of the Board of Directors. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

     (c)  EXHIBITS.

          Exhibit No.    Description

             99.1 Press release of the Registrant, dated January 3, 2001, announcing that Kathleen M. Layton has joined the Company as President and Chief Executive Officer and will serve on the Company's Board of Directors.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       General Magic, Inc.


                                       By: /s/ Mary E. Doyle
                                          -------------------------
January 3, 2001                           Mary E. Doyle
                                          General Counsel and Secretary

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                                  EXHIBIT INDEX

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
Exhibit No.       Description
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
99.1              Press release of the Registrant, dated January 3, 2001,
                  announcing that Kathleen M. Layton has joined the Company as President and Chief Executive Officer and will serve on the Company's Board of Directors.
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